Rule 497(e)
                                                       Registration No. 33-84842

                             THE BEAR STEARNS FUNDS
                            THE INSIDERS SELECT FUND
                       SUPPLEMENT DATED DECEMBER 24, 1997
                      TO PROSPECTUS DATED DECEMBER 24, 1997


         A Special Meeting of shareholders has been scheduled for January 9, 1998. At that meeting, shareholders will be asked to approve certain changes to the Investment Advisory Agreement. Pending approval by shareholders at the Special Meeting, the following language is substituted for the language under "Management Policies" on pages 6-7 of the Prospectus:

MANAGEMENT POLICIES

Under normal market conditions, the Adviser invests substantially all of the Portfolio's assets in the equity securities of U.S. issuers. The Adviser selects equity securities believed by it to provide opportunities for capital appreciation or gains through short selling. Issuers are selected without regard to market capitalization, although the Adviser anticipates that the issuers principally will be mid- to large capitalization companies; that is, those with market capitalizations exceeding $1 billion.

The Adviser selects from the universe of U.S. equity securities those securities it believes, in the aggregate, will approximate or exceed the total return performance of the Standard & Poor's 500 Stock Index* (the "S&P 500 Index"). The S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The composition of the S&P 500 Index is determined by Standard & Poor's based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representative of stocks in a particular industry group, and may be changed from time to time. The weightings of stocks in the S&P 500 Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding. Because of this weighting, as of March 31, 1997, approximately 48% of the S&P 500 Index was composed of the 50 largest companies. The Portfolio will not invest in all or substantially all of the common stocks included in the S&P 500 Index and may invest in stocks that are not included in the S&P 500 index. The Portfolio expects ordinarily to invest in approximately 60 to 150 stocks.

By investing in this manner-that is purchasing other equity securities in a manner intended to approximate or exceed the performance of the S&P 500 Index-the Adviser seeks to exceed the total return of the S&P 500 Index.

Equity securities consist of common stocks, convertible securities and preferred stocks. The convertible securities and preferred stocks in which the Portfolio may invest will be rated at least investment grade by a nationally recognized statistical rating organization at the time of purchase. Convertible securities rated in the lowest investment grade rating may be considered to have speculative characteristics. Preferred stock generally receives dividends before distributions are paid on common stock and ordinarily has a priority claim over common stockholders if the issuer of the stock is liquidated. The Portfolio may invest, in anticipation of investing cash positions, in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth in the Appendix. Under normal market conditions, the Portfolio expects to have less than 15% of its assets invested in money market instruments. However, when the Adviser determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive posture and invest all of its assets in money market instruments.

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*    "Standard  & Poor's,"  "S&P(R)",  and "S&P  500(R)" are  trademarks  of The
     McGraw-Hill Companies, Inc. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's or The McGraw-Hill Companies, Inc.

Pending approval by shareholders at the Special Meeting, the following language is substituted for the language in the third paragraph under "Investment Adviser and Administrator" on page 11 of the Prospectus:

Under the terms of the Investment Advisory Agreement, the Portfolio has agreed to pay BSAM a monthly fee at the annual rate of 1% of the Portfolio's average daily net assets (the "Basic Fee") which will be adjusted monthly (the "Monthly Performance Adjustment") depending on the extent to which the investment performance of the class of shares (currently, Class C) expected to bear the highest total Portfolio operating expenses, after expenses, exceeded or was exceeded by the percentage change in the investment record of the S&P 500 Index. The Monthly Performance Adjustment may increase or decrease the total advisory fee payable to BSAM (the "Total Advisory Fee") by up to 0.50% per year of the value of the Portfolio's average daily net assets.

The full range of Total Advisory Fees on an annualized basis is as follows:

--------------------------------------------------------------------------------------------------------------------

PERCENTAGE POINT DIFFERENCE
BETWEEN DESIGNATED CLASS'
PERFORMANCE (NET OF
EXPENSES INCLUDING ADVISORY FEES)                                       PERFORMANCE
AND PERCENTAGE CHANGE IN THE                                          ADJUSTMENT BASIS                     TOTAL FEE
S&P 500 INDEX                                                               FEE (%)         RATE (%)           (%)
--------------------------------------------------------------------------------------------------------------------
+3.00 percentage points or more...................................           1%             0.50%           1.50%
+2.75 percentage points or more but less than +3.00                          1%             0.40%           1.40%
percentage points.................................................
+2.50 percentage points or more but less than +2.75                          1%             0.30%           1.30%
percentage points.................................................
+2.25 percentage points or more but less than +2.50                          1%             0.20%           1.20%
percentage points.................................................
+2.00 percentage points or more but less than +2.25                          1%             0.10%           1.10%
percentage points.................................................
Less than +2.00 percentage points but more than -2.00                        1%             0.00%           1.00%
percentage points.................................................
-2.00 percentage points or less but more than -2.25                          1%            -0.10%           0.90%
percentage points.................................................
-2.25 percentage points or less but more than -2.50                          1%            -0.20%           0.80%
percentage points.................................................
-2.50 percentage points or less but more than -2.75                          1%            -0.30%           0.70%
percentage points.................................................
-2.75 percentage points or less but more than -3.00                          1%            -0.40%           0.60%
percentage points.................................................
-3.00 percentage points or less ..................................           1%            -0.50%           0.50%

The period over which performance is measured is a rolling twelve-month period and the performance of the S&P 500 Index is calculated as the sum of the change in the level of the S&P 500 Index during the period, plus the value of any dividends or distributions made by the companies whose securities comprise the S&P 500 Index. For the fiscal year ended March 31, 1997, no fees were paid by the Portfolio pursuant to a voluntary undertaking by BSAM.